SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2006

VICTOR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Idaho	000-30237	91-0784114
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

180 Southwest Higgins Ave. Missoula, Montana 59803
(Address of principal executive offices)
406-549-2261
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosures.

On March 27, 2006 the Registrant issued the press release titled Victor Industires, Inc. Near Completion of Merger with Ethos included herein as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release titled Victor Industires, Inc. Near Completion of Merger with Ethos.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 31, 2006     Victor Industries, Inc.

By:     /s/ Lana Pope
Lana Pope
Chief Executive Officer